December 4, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Artfest International, Inc., to be held on Monday, December 28th, 2009 at 10:00 a.m. to 12:00 p.m. at the Artfest Expo Center 13342 Midway Road, Dallas Texas 75244.

The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting.

Your vote is important. Please vote your shares whether or not you plan to attend the meeting. Stockholders of record may vote in person or by mail.  If your shares are held in the name of a Trust or other holder of record, please check your proxy card in the appropriate place.

Sincerely, Edward Vakser Chairman and CEO Artfest International, Inc.

Artfest International, Inc., Art Expo Center, 13342 Midway, Suite 250, Dallas, TX  75244 USA
Phone: 877-278-6672 • Fax: 866-534-2847 • www.ArtfestInternational.com • Stock Symbol: ARTS

Artfest International, Inc.
13342 Midway Road
Dallas, TX 75244
877-278-6672

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The 2009 Annual Meeting of Stockholders of Artfest International, Inc. will be held on Monday, December 28th, 2009 at 10:00 a.m. to 12:00 p.m. at the Artfest Expo Center 13342 Midway Road, Dallas, Texas 75244, for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.     To elect three Directors of the Company to each serve until the next Annual Shareholder’s meeting*;

2.	To ratify the appointment of Peter A. Ruggeri as the independent registered public accounting firm of the Company for the years 2009 and 2010;

3.     To transact such other business as may properly come before the meeting.

* Please see page 2 of this Notice for the Biography of the slate of candidates that are being nominated to serve on the Board of Directors of the Company.

The Board of Directors of the Company has fixed the close of business on December 4th, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

Please date, sign and complete the enclosed proxy and return it without delay, even if you plan to attend the annual meeting.

By order of the Board of Directors, Anzhelika Tassan Secretary

Artfest International, Inc., Art Expo Center, 13342 Midway, Suite 250, Dallas, TX  75244 USA
Phone: 877-278-6672 • Fax: 866-534-2847 • www.ArtfestInternational.com • Stock Symbol: ARTS

Slate of Directors Nominated

Edward Vakser, Chairman & CEO, Director of Artfest

Edward Vakser, who has served as the Chairman and Chief Executive Officer of The Art Channel, Inc. (“ACHI”) and its predecessors since 2004, holds the same position with the Artfest International, Inc.  For the past 25 years, Mr. Vakser has been involved in a multitude of enterprises including owning the second largest staging company in North Texas and producing some of the largest corporate and entertainment industries events.  He has been awarded several growth and performance industry awards.  For over 10 years, Mr. Vakser has been working on several intellectual property concepts including ACHI, 3D Concert, Wrestling, Ultimate Fighting and Extreme Sports, along with a multitude of art, recording, and performing artists.  Mr. Vakser has also been the President and Chief Executive Officer of Revolve Communications since 2000, and the President and Chief Executive Officer of Intelecon Services, Inc. since 1990.

Anzhelika Tassan, Secretary & CMO, Director of Artfest

Anzhelika Tassan, who has served as the Secretary and Chief Marketing Officer of ACHI and its predecessors since 2004, now holds the same position with Artfest International, Inc.  Ms. Tassan, one of the co-founders of ACHI, has been involved in the production and multimedia industry for over 13 years.  She has been involved and coordinated multimedia designs and developments for large scale projects and currently specializes in developing a variety of digital marketing media campaigns including interactive software programs, corporate branding tools and web-based training modules.  As an innovator of new CD-ROM/DVD development, she helped pioneer a new interactive technology for a Stereoscopic 3D Interactive CD training program.  Ms. Tassan has developed award-winning multimedia marketing and training programs for such clients as Huffines Communities™, DeWitt Marketing, Dallas Woodcraft, Siepela Industries, Wilbow Corporation, Inc., Nokia, Dr. Pepper/7-Up, Ericsson, Marlin Atlantis, Haggard Properties, Macfarlan, Leman Development, Feature Presentations, Trinity Industries, Alcatel, IDB Systems, Williams Entertainment, EDS, and Nortel Networks.  Ms. Tassan has also been the President and Chief Executive Officer of TNT Media Productions, LTD. since 2003, was the Vice President of Marketing and Multimedia of Revolve Communications from 2000-2003, and was the Director for Multimedia and Marketing for Intelecon Services, Inc. from 1996-2003.

Larry D. Ditto, Director of Artfest

Larry D. Ditto served as the Company’s President and Chief Executive Officer until December 2007.  Mr. Ditto has been involved with the Company since early 2005 as its then CEO and was later appointed President and Chairman of the Board of Directors.  In 1979, Mr. Ditto became President, CEO, and 50% owner of a business that provided group purchasing programs for nursing homes.  He specialized in negotiating agreements with suppliers for purchases of hundreds of millions of dollars.  The company was sold in 1996 to its largest competitor and he accepted a work/consulting agreement with the new owners.  His contract ended in 2006.  In 1967 Mr. Ditto completed an MA in elementary administration and entered the doctoral program at Michigan State University as a teaching fellow.

Artfest International, Inc., Art Expo Center, 13342 Midway, Suite 250, Dallas, TX  75244 USA
Phone: 877-278-6672 • Fax: 866-534-2847 • www.ArtfestInternational.com • Stock Symbol: ARTS

PROXY

Artfest International, Inc.
13342 Midway Road, Suite 250
Dallas, TX 75244

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Artfest International, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated December 4th, 2009, and hereby appoints the company’s Secretary as independent counters of proxies, with full power of substitution, to represent the undersigned and to vote as designated on the reverse side, all shares of Artfest International, Inc.’s Common Stock. The undersigned is entitled to vote at the Annual Meeting of Shareholders of Artfest International, Inc., to be held on December 28, 2009 at 10:00 a.m., CST, at the 13342 Midway Road Dallas TX, 75244 and at any adjournment thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS YOUR DESIGNATED PROXY DEEM ADVISABLE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Artfest International, Inc., Art Expo Center, 13342 Midway, Suite 250, Dallas, TX  75244 USA
Phone: 877-278-6672 • Fax: 866-534-2847 • www.ArtfestInternational.com • Stock Symbol: ARTS

I (We) hereby appoint                                                       as my (our) Proxy to vote my (our) shares as indicated below (If left blank they Secretary of the Corporation will act as your Proxy).

A vote FOR the following proposals is recommended by the Board of Directors.

 NUMBER OF SHARES REPRESENTED BY THIS PROXY: _________________________

1.      Election of Three Directors.

Nominees:	(01) Edward Vakser, (02) Anzhelika Tassan, (03) Larry Ditto

FOR			WITHHELD
ALL	☐	☐	FROM ALL
NOMINEES			NOMINEES

Write In Candidate__________________________________________

2.	Proposal to ratify the appointment of Peter A. Ruggeri as the independent registered public accounting firm of the Company for the years 2009 and 2010	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

☐	MARK HERE FOR ADDRESS CHANGE AND GIVE NEW ADDRESS	_______________________________________________ _______________________________________________ _______________________________________________

We hope you will be able to attend the meeting in person, and you are cordially invited to attend. If you expect to attend the meeting, please mark the box when you return your proxy.	☐ ATTENDING

Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should give their full titles.

______________________________	___________	______________________________	___________

Signature	Date	Signature	Date

Artfest International, Inc., Art Expo Center, 13342 Midway, Suite 250, Dallas, TX  75244 USA
Phone: 877-278-6672 • Fax: 866-534-2847 • www.ArtfestInternational.com • Stock Symbol: ARTS